E x e c u t i o n   C o p y

      NINTH AMENDMENT TO CREDIT AGREEMENT AND ACKNOWLEDGMENT
     -------------------------------------------------------

          THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND
ACKNOWLEDGMENT (this "Amendment"), dated as of April 21, 1997, is
                      ---------
by and between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER ALUMINUM CORPORATION, a
                  -------
Delaware corporation (the "Parent Guarantor"), the various
                           -----------------
financial institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and, individually, a "Lender"), and BANKAMERICA
     -------                        -------
BUSINESS CREDIT, INC., a Delaware corporation, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the Lenders. Capitalized terms used,
               -----
but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                       W I T N E S S E T H:

          WHEREAS, the Company, the Parent Guarantor, the Lenders and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, and the Eighth Amendment to Credit Agreement, dated as of February 24, 1997 (the "Credit Agreement"); and
 -----------------

          WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendments to Credit Agreement.
                      ------------------------------

     1.1  Amendment to Article I:  Definitions.
          ------------------------ ------------
          A.   The definition of "Joint Venture Affiliate"
contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by inserting the phrase "AKW, AKW LLC," after the term
"Furukawa," in the second line thereof.

          B.   The following definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate
-----------
alphabetical order:

          "AKW" means AKW L.P., a limited partnership organized
           ---
under the laws of Delaware.

          "AKW LLC" means AKW General Partner L.L.C., a limited
           -------
liability company organized under the laws of the State of Delaware.

     1.2  Amendments to Article IX:  Covenants.
          ------------------------------------

          A.   Section 9.2.2 of the Credit Agreement is hereby
               -------------
amended by (i) deleting the word "and" at the end of clause
                                                     ------
(b)(xix) thereof; and (ii) adding the following as new clause
--------                                               -------
(b)(xxi) thereof:
--------

          "(xxi) Indebtedness of the Company in an aggregate principal amount not to exceed $5,000,000 outstanding at any one time in respect of AKW and/or AKW LLC; and"

          B.   Section 9.2.5 of the Credit Agreement is hereby
               -------------
amended by (i) deleting the word "and" at the end of clause (r)
                                                     ----------
thereof; (ii) deleting the period at the end of clause (s)
                                                ----------
thereof and substituting "; and" therefor; and (iii) adding the following as new clause (t) thereof:
                 ----------

          "(t) Investments by the Company or any of its Subsidiaries in AKW and/or AKW LLC of cash, equipment, Inventory, intellectual property and/or other Property (such Property (other than cash) to be valued at the fair market value thereof as determined in good faith by the Board of Directors or the Executive Committee of the Board of Directors of the Company) in an aggregate amount outstanding at any one time (net of the proceeds contemporaneously received by the Company from the sale of a portion of the equity in AKW) not exceeding $30,000,000."

          C.   Section 9.2.11 of the Credit Agreement is hereby
               --------------
amended by (i) deleting the word "and" at the end of clause (j)
                                                     ----------
thereof; (ii) deleting the period at the end of clause (k)
                                                ----------
thereof and substituting a semicolon therefor; and (iii) adding the following as new clauses (l) and (m) thereof:
                     -------------------

          "(l) a sale by the Company of a portion of the equity in AKW as contemplated by subsection 9.2.5(t); and

          "(m) a sale by the Company to AKW or AKW LLC of Inventory in connection with the formation of AKW and relating to the business of AKW in an amount not to exceed $10,000,000."

          D.   Section 9.2.18 of the Credit Agreement is hereby
               --------------
amended by (i) deleting the period at the end of clause (vii)
                                                 ------------
thereof and substituting "; and" therefor; (ii) amending clause
                                                         ------
(vi) thereof to read in its entirety as follows:
----

          "(vi) Investments permitted by Sections 9.2.5(f),
                                         -----------------
9.2.5(n), 9.2.5(o), 9.2.5(q), 9.2.5(r), 9.2.5(s) and 9.2.5(t);"
--------  --------  --------  --------  --------     --------

and (iii) adding the following as new clause (viii) thereof:

          "(viii) The Company and AKW may enter into a lease with respect to a portion of the property owned by the Company located in Erie, Pennsylvania, in form and substance satisfactory to the Agent in its sole and absolute discretion; provided that the Company's interest in such lease is assigned as Collateral to the Agent on behalf of the Lenders on terms and pursuant to documentation in form and substance satisfactory to the Agent in its sole and absolute discretion."

          Section 2.  Acknowledgment and Consent.
                      --------------------------

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, the Lenders hereby (i) acknowledge that the Property to be contributed by the Company or any of its Subsidiaries to AKW or AKW LLC pursuant to Section 9.2.5(t) constitutes Collateral, and hereby consent to the release by the Agent of the security interest of the Agent, on behalf of the Lenders, in such Collateral and in the Proceeds of such Collateral; (ii) consent to the release by the Agent of the security interest of the Agent, on behalf of the Lenders, in the capital stock of Akron Holding Corporation, a Subsidiary of the Company ("Akron"), and in the Intercompany Demand Note issued by
          -----
the Company to Akron; (iii) in accordance with Section 1.15 of
                                               ------------
the Open-End Mortgage with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (recorded February 18, 1994, with the Recorder of Deeds, Erie County), as amended (the "Erie Mortgage"), consent to
                                     --------------
the entering into of a lease by the Company and AKW with respect to a portion of the property owned by the Company located in Erie, Pennsylvania, in a form satisfactory to the Agent in its sole discretion (the "Lease"); and (iv) authorize the Agent to
                      -----
execute and deliver such documents, in form and substance satisfactory to the Agent, in its sole and absolute discretion, as may be necessary or appropriate to subordinate the Erie Mortgage to the interest of AKW in the Lease.

          Section 3.  Amendments to Collateral Documents.
                      ----------------------------------

          The parties agree that, as of the Ninth Amendment
Effective Date, (i) the Parent Security Agreement shall be amended as set forth in Exhibit A hereto, (ii) the Company
Security Agreement shall be amended as set forth in Exhibit B hereto, and (iii) the Subsidiary Security Agreement shall be amended as set forth in Exhibit C hereto. The Required Lenders hereby approve the forms of such amendments, and hereby authorize the Agent on their behalf to accept from the Parent Guarantor, the Company and the Subsidiaries of the Company executing such amendments, and authorize the Agent to execute and deliver as Agent, the amendment to the Parent Security Agreement in substantially the form of such Exhibit A, the amendment to the Company Security Agreement in substantially the form of such Exhibit B, and the amendment to the Subsidiary Security Agreement in substantially the form of such Exhibit C with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve.

          Section 4.  Conditions to Effectiveness.
                      ---------------------------

          This Amendment shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Agent and each Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Ninth Amendment
                                             ---------------
Effective Date"):
--------------

          A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and the Required Lenders (or notice of the approval of this Amendment by the Required Lenders satisfactory to the Agent shall have been received by the Agent), together with counterparts of the Third Amendment to Company Security Agreement, dated as of April 21, 1997, between the Company and the Agent (the "Company Security Amendment") and the
                            --------------------------
Second Amendment to Parent Security Agreement, dated as of
April 21, 1997, between the Parent Guarantor and the Agent (the "Parent Security Amendment").
 -------------------------

          B.   The Agent shall have received:

               (1) Resolutions of the Board of Directors or of the Executive Committee of the Company and the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, and the Company Security Amendment or the Parent Security Amendment, as the case may be, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

               (2) A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Amendment and the Company Security Amendment or Parent Security
Amendment, as the case may be;

               (3) Copies of the Third Amendment to Subsidiary Security Agreement, dated as of April 21, 1997, between the Subsidiaries of the Company parties thereto and the Agent (the "Subsidiary Security Amendment") duly executed on behalf of such
 -----------------------------
Subsidiaries;

               (4) Resolutions of the Board of Directors or of the Executive Committee or other authorized governing body or entity of each of the Subsidiaries of the Company executing the Subsidiary Security Amendment approving and authorizing the execution, delivery and performance of the Subsidiary Security Amendment, certified by their respective corporate secretaries or an assistant secretary or other authorized representative as being in full force and effect without modification or amendment as of the date of execution hereof by such Subsidiary;

               (5) A signature and incumbency certificate of the officers or other authorized representative of each of the Subsidiaries of the Company executing the Subsidiary Security
Amendment;

               (6) For each Lender an opinion, addressed to the Agent and each Lender, from Kramer, Levin, Naftalis & Frankel, in form and substance satisfactory to the Agent; and

               (7) Such other information approvals, opinions, documents, or instruments as the Agent may reasonably request.

          Section 5.  Company's Representations and Warranties.
                      ----------------------------------------

          In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Ninth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and
                        -----------------
the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

          B.   No Conflict.  The execution and delivery by the
               -----------
Company and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

               (1)  contravene such Obligor's Organic Documents;

               (2) contravene the Subordinated Indenture, the Senior Indenture, the New Senior Indenture or the Additional New
Senior Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent
Guarantor.

          E.   Incorporation of Representations and Warranties
               ------------------------------------------------
from Credit Agreement.  Each of the statements set forth in
---------------------
Section 7.2.1 of the Credit Agreement is true and correct.
-------------

          Section 6.  Acknowledgment and Consent.
                      ---------------------------

          The Company is a party to the Company Collateral Documents, in each case as amended through the Ninth Amendment Effective Date, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the Ninth Amendment Effective Date, pursuant to which the Parent Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the Ninth Amendment Effective Date, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties",
                                        -----------------------
and the Company Collateral Documents, the Parent Collateral Documents, the Subsidiary Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit
                                                      ------
Support Documents".
-----------------

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment and the amendment of the other Loan Documents effected as of the date hereof.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

          Each Credit Support Party (other than the Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 7.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Credit Agreement
               ------------------------------------------------
and the Other Loan Documents.
-------------------------------

               (1) On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment and the other Loan Documents executed as of the date hereof, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               ---------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.


          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION      KAISER ALUMINUM & CHEMICAL
                                   CORPORATION

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

BANKAMERICA BUSINESS CREDIT, INC.  BANKAMERICA BUSINESS CREDIT,
                                   INC., as Agent

By:/s/Michael J. Jasaitis          By:/s/Michael J. Jasaitis
   ----------------------             ----------------------
Name: Michael J. Jasaitis          Name: Michael J. Jasaitis
Its: Vice President                Its: Vice President

BANK OF AMERICA NATIONAL           THE CIT GROUP/BUSINESS
TRUST AND SAVINGS ASSOCIATION      CREDIT, INC.

By:/s/ Richard E. Bryson           By:/s/Timothy S. Culver
   ----------------------             ----------------------
Name Printed:Richard E. Bryson     Name Printed: Timothy S.
                                                  Culver
Its: Managing Director             Its: Assistant Vice President

CONGRESS FINANCIAL CORPORATION     HELLER FINANCIAL, INC.
(WESTERN)

By:/s/Kristine M. Metchikian       By:/s/Tara Hopkins
   ----------------------             ----------------------
Name Printed: Kristine M. Metchikian Name Printed:Tara Hopkins
Its: Vice President                Its: Assistant Vice President

LA SALLE NATIONAL BANK             NATIONAL WESTMINSTER BANK
                                   PLC

By: /s/Douglas C. Colletti         By:/s/Ian M. Plester
   ----------------------             ----------------------
Name Printed: Douglas C. Colletti  Name Printed: Ian M. Plester
Its: First Vice President          Its: Vice President


TRANSAMERICA BUSINESS CREDIT       ABN AMRO BANK N.V.
CORPORATION

By:/s/Matthew N. McAlpine          By:/s/Bradford H. Leahy
   ----------------------             ----------------------
Name Printed: Matthew N. McAlpine  Name Printed: Bradford H.
                                                  Leahy
Its: Vice President                Its: Assistant Vice President

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION        KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC. KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINA AUSTRALIA         KAISER FINANCE CORPORATION
CORPORATION

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

ALPART JAMAICA INC.              KAISER JAMAICA CORPORATION

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER BAUXITE COMPANY           KAISER EXPORT COMPANY

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC   KAISER SIERRA MICROMILLS, LLC

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Treasurer of Kaiser Aluminum     Its: Treasurer
& Chemical Corporation

KAISER TEXAS SIERRA MICROMILLS, LLC     KAISER TEXAS MICROMILL
                                         HOLDINGS, LLC

By:/s/Karen A. Twitchell         By:/s/Karen A. Twitchell
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer


                            EXHIBIT A

          SECOND AMENDMENT TO PARENT SECURITY AGREEMENT
          ----------------------------------------------

          THIS SECOND AMENDMENT TO PARENT SECURITY AGREEMENT (this "Amendment"), dated as of April 21, 1997, is by and between
       ---------
Kaiser Aluminum Corporation, a Delaware corporation (the "Parent
                                                          ------
Guarantor"), and BankAmerica Business Credit, Inc., a Delaware
---------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Ninth Amendment.

                       W I T N E S S E T H:


          WHEREAS, the Parent Guarantor, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), the
                                                  --------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, and the Eighth Amendment to Credit Agreement, dated as of February 24, 1997 (the "Credit Agreement"); and
                           -----------------

          WHEREAS, as of the date hereof the Parent Guarantor,
the Company, the Lenders and the Agent are entering into a Ninth
Amendment to Credit Agreement (the "Ninth Amendment"); and
                                    ---------------

          WHEREAS, the Parent Guarantor and the Agent are parties to the Parent Security Agreement, Financing Statement and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Parent Security Agreement, dated as of July 21, 1994 (the "Parent
                                                    -------
Security Agreement"), and have agreed to amend the Parent
------------------
Security Agreement as herein provided; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Parent Security Agreement.
                      --------------------------------------

               The proviso contained in the first paragraph of
Section 2 of the Parent Security Agreement is hereby amended by adding the phrase "AKW, AKW LLC," immediately following the phrase "Furukawa," each time it appears in clause (A) thereof.

          Section 2.  Parent Guarantor's Representations and
                      ---------------------------------------
Warranties.
----------

          In order to induce the Agent to enter into this Amendment and to amend the Parent Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Parent Guarantor represents and warrants to each Lender and the Agent that, as of the Ninth Amendment Effective Date (as defined in the Ninth Amendment) after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Parent Guarantor and the performance of the Parent Security Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are
                -----------------
within the Parent Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

          B.   No Conflict.  The execution and delivery by the
               -----------
Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

               (1)  contravene the Parent Guarantor's Organic
Documents;

               (2)  contravene the Senior Indenture, the
Subordinated Indenture, the New Senior Indenture or the
Additional New Senior Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of the Parent Guarantor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordancewith their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

          Section 3.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Parent Security
               ----------------------------------------------
Agreement and the Other Loan Documents.
--------------------------------------

               (1) On and after the Ninth Amendment Effective Date, each reference in the Parent Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Parent Security Agreement, and each reference in the other Loan Documents to the "Parent Security Agreement", "thereunder", "thereof" or words of like import referring to the Parent Security Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Parent Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Parent Security Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM                    BANKAMERICA BUSINESS CREDIT,
   CORPORATION                        INC., as Agent



By:                                By:
   ---------------------------        ---------------------------
Name: Karen A. Twitchell           Name: Michael J. Jasaitis
Its: Treasurer                           Its: Vice President


                            EXHIBIT B

          THIRD AMENDMENT TO COMPANY SECURITY AGREEMENT
          ---------------------------------------------


          THIS THIRD AMENDMENT TO COMPANY SECURITY AGREEMENT (this "Amendment"), dated as of April 21, 1997, is by and between
       ---------
Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), and BankAmerica Business Credit, Inc., a
      -------
Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Ninth Amendment.

                       W I T N E S S E T H:


          WHEREAS, the Company, Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), the various
                           ----------------
financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                                   --------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, and the Eighth Amendment to Credit Agreement, dated as of February 24, 1997 (the "Credit Agreement"); and
                           ----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Ninth
Amendment to Credit Agreement (the "Ninth Amendment"); and
                                    ---------------

          WHEREAS, the Company and the Agent are parties to the Company Security Agreement, Financing Statement and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Company Security Agreement, dated as of July 21, 1994 and Second Amendment to Company Security Agreement, dated as of December 11, 1995 (the "Company Security Agreement"), and have agreed to amend the
 --------------------------
Company Security Agreement as herein provided; and


          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Company Security Agreement.
                      ----------------------------------------

               The proviso contained in the first paragraph of
Section 2 of the Company Security Agreement is hereby amended by adding the phrase "AKW, AKW LLC," immediately following the phrase "Furukawa," each time it appears in clause (A) thereof.

          Section 2.  Company's Representations and Warranties.
                      -----------------------------------------

          In order to induce the Agent to enter into this Amendment and to amend the Company Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the Ninth Amendment Effective Date (as defined in the Ninth Amendment) after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the performance of the Company Security Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's
 ------------------
corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

          B.   No Conflict.  The execution and delivery by the
               -----------
Company of this Amendment and the performance by the Company of the Amended Agreement do not:

               (1)  contravene the Company's Organic Documents;

               (2)  contravene the Senior Indenture, the
Subordinated Indenture, the New Senior Indenture or the
Additional New Senior Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of the Company's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company.

          Section 3.  Miscellaneous.
                      --------------

          A.   Reference to and Effect on the Company Security
               ------------------------------------------------
Agreement and the Other Loan Documents.
--------------------------------------

               (1) On and after the Ninth Amendment Effective Date, each reference in the Company Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Company Security Agreement, and each reference in the other Loan Documents to the "Company Security Agreement", "thereunder", "thereof" or words of like import referring to the Company Security Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Company Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Company Security Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM & CHEMICAL    BANKAMERICA BUSINESS CREDIT,
   CORPORATION                   INC., as Agent



By:                                By:
   ---------------------------        ---------------------------
Name: Karen A. Twitchell           Name: Michael J. Jasaitis
Its: Treasurer                     Its: Vice President


                            EXHIBIT C

         THIRD AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT
         ------------------------------------------------


          THIS THIRD AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Amendment"), dated as of April 21, 1997, is by and among
       ---------
Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, Oxnard Forge Die Company, Inc., a California corporation, Kaiser Micromill Holdings, LLC, a limited liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas Sierra Micromills, LLC, a limited liability company organized under the laws of Texas, and Kaiser Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas (collectively, the "Kaiser Subsidiaries" and
                                  -------------------
individually, a "Kaiser Subsidiary"), and BankAmerica Business
                 -----------------
Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not
                    -----
defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Ninth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15,
1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, and the Eighth Amendment to Credit Agreement, dated as of February 24, 1997 (the "Credit
                                               ------
Agreement"); and
---------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Ninth
Amendment to Credit Agreement (the "Ninth Amendment"); and
                                    ---------------

          WHEREAS, the Kaiser Subsidiaries and the Agent are parties to the Subsidiary Security Agreement, Financing Statement and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Subsidiary Security Agreement, dated as of July 21, 1994 and Second Amendment to Subsidiary Security Agreement dated as of December 11, 1995 (the "Subsidiary Security Agreement"), and have
                       -------------------------------
agreed to amend the Subsidiary Security Agreement as herein provided; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Subsidiary Security Agreement.
                      ------------------------------------------

               The proviso contained in the first paragraph of
Section 2 of the Subsidiary Security Agreement is hereby amended by adding the phrase "AKW, AKW LLC," immediately following the phrase "Furukawa," each time it appears in clause (A) thereof.

          Section 2.  Kaiser Subsidiaries' Representations and
                      ----------------------------------------
Warranties.
----------

          In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Kaiser Subsidiary represents and warrants to each Lender and the Agent that, as of the Ninth Amendment Effective Date (as defined in the Ninth Amendment) after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Amendment by such Kaiser Subsidiary and the performance of the Subsidiary Security Agreement as amended by this Amendment (the "Amended Agreement") by such Kaiser
                     -----------------
Subsidiary are within such Kaiser Subsidiary's corporate powers or company powers, as the case may be, and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Kaiser Subsidiary.

          B.   No Conflict.  The execution and delivery by such
               -----------
Kaiser Subsidiary of this Amendment and the performance by such Kaiser Subsidiary of the Amended Agreement do not:


               (1)  contravene such Kaiser Subsidiary's Organic
Documents or the Organizational Agreements;

               (2)  contravene the Senior Indenture, the
Subordinated Indenture, the New Senior Indenture or the
Additional New Senior Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Kaiser Subsidiary and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Kaiser Subsidiary.

          Section 3.  Miscellaneous.
                      --------------

          A.   Reference to and Effect on the Subsidiary Security
               --------------------------------------------------
Agreement and the Other Loan Documents.
--------------------------------------

               (1) On and after the Ninth Amendment Effective Date, each reference in the Subsidiary Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Security Agreement, and each reference in the other Loan Documents to the "Subsidiary Security Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Security Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Subsidiary Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Security Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,
INC., as Agent


By:
   ---------------------------
Name: Michael J. Jasaitis
Its: Vice President


AKRON HOLDING CORPORATION        KAISER ALUMINUM & CHEMICAL
                                   INVESTMENT, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINUM PROPERTIES, INC. KAISER ALUMINUM TECHNICAL
                                   SERVICES, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.   KAISER ALUMINIUM
                                   INTERNATIONAL, INC.

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER ALUMINA AUSTRALIA         KAISER FINANCE CORPORATION
CORPORATION

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC   KAISER SIERRA MICROMILLS, LLC

By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Treasurer of Kaiser Aluminum     Its: Treasurer
& Chemical Corporation

KAISER TEXAS SIERRA MICROMILLS, LLC     KAISER TEXAS MICROMILL
                                           HOLDINGS, LLC



By:                              By:
   ----------------------           ------------------------
Name Printed: Karen A. Twitchell Name Printed: Karen A. Twitchell
Its: Treasurer                   Its: Treasurer